UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): November 4, 2002




                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.
                  ------------------------------------------
              (Exact Name of registrant specified in its charter)




         Delaware                    0-21359                   51-0374596
      -----------------        -----------------           -----------------
      (State or other       (Commission File Number)       (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
       Incorporation)





       901 Market Street, Suite 475
             Wilmington, DE                                   19801
      --------------------------------                 -------------------
      (Address of principal executive                       (Zip Code)
                 offices)



                    Registrant's telephone number: (302) 777-1608

ITEM 5.  OTHER EVENTS

         On November 3, 2002, Industri-Matematik International Corp. ("Company"), STG, a wholly owned subsidiary of Symphony Technology Group, and STG OMS Acquisition Corp. entered into an Agreement and Plan of Merger of the same date ("Merger Agreement"). The Merger Agreement provides that STG OMS Acquisition Corp. will launch a tender offer to purchase the outstanding shares of the Company's Common Stock at a price of $.35 per share in cash. The obligation of STG OMS Acquisition Corp. to complete the tender offer will be conditioned, among other things, on a minimum of 65% of the shares of the Company being tendered and not withdrawn. Warburg Pincus Investors, L.P., which owns approximately 38% of the outstanding shares of Industri-Matematik, has agreed with Symphony Technology Group to tender all of its shares. If the minimum number of shares are acquired in the tender offer, any remaining shares will be acquired in a second step merger.

         A copy of the Merger Agreement is attached as an exhibit to this filing and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

         The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.  DESCRIPTION
-----------  -----------

   2.1 Agreement and Plan of Merger dated as of November 3, 2002, among Industri-Matematik International Corp., STG, and STG OMS Acquisition Corp.

             The Company Disclosure Schedule is not being filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such Company Disclosure
             Schedule is not required to be filed unless it contains information which is material to an investment decision and which is not otherwise disclosed in the Merger Agreement. The Company agrees to furnish supplementally a copy of the omitted schedule to the Commission upon request.

   2.2 Letter Agreement dated October 31, 2002, between Symphony Technology Group and Warburg, Pincus Investors, L.P.

   2.3 Letter Agreement dated November 2, 2002, among Symphony Technology Group II-A, Romesh Wadhwani, and Industri-Matematik International Corp.

  99.1       Press Release dated November 4, 2002.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.


                                     By: /s/ Marvin S. Robinson
                                         ----------------------------
                                     Name: Marvin S. Robinson
                                     Title: Secretary
Date:  November 4, 2002

                              EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

   2.1 Agreement and Plan of Merger dated as of November 3, 2002, among Industri-Matematik International Corp., STG, and STG OMS Acquisition Corp.

             The Company Disclosure Schedule is not being filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such Company Disclosure
             Schedule is not required to be filed unless it contains information which is material to an investment decision and which is not otherwise disclosed in the Merger Agreement. The Company agrees to furnish supplementally a copy of the omitted schedule to the Commission upon request.

   2.2 Letter Agreement dated October 31, 2002, between Symphony Technology Group and Warburg, Pincus Investors, L.P.

   2.3 Letter Agreement dated November 2, 2002, among Symphony Technology Group II-A, Romesh Wadhwani, and Industri-Matematik International Corp.

  99.1       Press Release dated November 4, 2002.